Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

SURETY BOND

Form 9140
Page 1 of 4

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001


SURETY BOND



Issuer: RAMP Series 2004-RZ2                      Policy Number:  04030013
                                                  Control Number:  0010001


Insured Obligations:
$175,000,000  in  principal   amount  of  Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2004-RZ2, Class A-II (collectively, the "Class A-II Certificates")

Trustee:  JPMorgan Chase Bank

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums as provided in the Insurance Agreement (as defined below), and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment (as defined below), to the Trustee named above or its successor, as trustee for Holders of the Class A-II Certificates, to the extent set forth in the Pooling and Servicing Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement as in effect and executed on the date hereof.

The following terms used herein shall have the meanings assigned to them below:

"Class A-II Overcollateralization Deficiency Amount" shall mean with respect to any Distribution Date, after giving effect to all distributions on that Distribution Date (without regard to any principal payments to be made under the Policies), the aggregate of the Certificate Principal Balances of the Class A Certificates exceeds the Stated Principal Balance of the Mortgage Loans on that Distribution Date, an amount equal to the excess of (a) the aggregate Certificate Principal Balance of the Class A-II Certificates after giving effect to all distributions to be made on that Distribution Date (without regard to any principal payments to be made under the Group II Policy) over (ii) the aggregate Stated Principal Balance of the Group II Loans plus the plus the excess, if any, of (x) the aggregate of the Stated Principal Balances of the Group I Loans as of that Distribution Date over (y) the Certificate Principal Balance of the Class A-I Certificates, in each case, after giving effect to all distributions on that Distribution Date.

"Deficiency Amount" shall mean with respect to any Distribution Date and the Class A-II Certificates, an amount, if any, equal to the sum of (1) the excess, if any, of the Accrued Certificate Interest on the Class A-II Certificates for that Distribution Date over the Group II Available Distribution Amount on that Distribution Date, (2) (i) with respect to any Distribution Date that is not the Distribution Date in July 2034, the Class A-II Overcollateralization Deficiency

Amount, if any, for that Distribution Date and (ii) on the Distribution Date in July 2034, the aggregate Certificate Principal Balance of the Class A-II Certificates (after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof consisting of an Insured Payment payable as principal on the Class A-II Certificates).

 "Insured Payment" shall mean with respect to any Distribution Date, (i) any Deficiency Amount and (ii) any Preference Amount (as defined in this Surety
Bond).

Financial Guaranty will pay a Deficiency Amount with respect to the Class A-II Certificates by 12:00 noon (New York City time) in immediately available funds to the Trustee on the later of (i) the second Business Day following the day on which Financial Guaranty shall have Received Notice that a Deficiency Amount is due in respect of the Class A-II Certificates and (ii) the Distribution Date on which the related Deficiency Amount is payable to the Holders of the Class A-II Certificates pursuant to the Pooling and Servicing Agreement, for disbursement to the Holders of the Class A-II Certificates in the same manner as other payments with respect to the Class A-II Certificates are required to be made.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Class A-II Certificates to receive the amount so paid. Financial Guaranty's obligations with respect to the Class A-II Certificates hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Deficiency Amount are received by the Trustee on behalf of the Holders of the Class A-II Certificates for payment to such Holders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

If any  portion  or all of  any  amount  that  is  insured  hereunder  that  was previously distributed to a Holder of A-II Certificates is recoverable and recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Distribution Date after the second Business Day following Receipt by Financial Guaranty of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Holder of Class A-II Certificates relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Holder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Holder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Holder of Class A-II Certificates directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Holder upon proof of such payment reasonably satisfactory to Financial Guaranty).
Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class A-II Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Class A-II Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class A-II Certificates shall have been paid in full and (ii) if any proceeding referenced in the second preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of Holders of the Class A-II Certificates, all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of "utmost good faith" or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Surety Bond. Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to Residential Funding Corporation, or any of their affiliates, whether acquired by subrogation, assignment or otherwise.

A monthly Premium shall be due and payable in arrears as provided in the Pooling and Servicing Agreement and the Insurance Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Holder" means, as to a particular Class A-II Certificate, the person, other than the Depositor, the Master Servicer, any subservicer retained by the Master Servicer who, on the applicable Distribution Date, is entitled under the terms of such Class A-II Certificate to a payment thereon. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement relating to Class A-II Certificates by and among the Depositor, the Master Servicer and the Trustee, dated as of June 1, 2004. "Insurance Agreement" means the Insurance and Indemnity Agreement, among Financial Guaranty, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and the Trustee, dated as of June 29, 2004. The term "Received" means actual delivery to Financial Guaranty and occurs on the day delivered if delivered before 12:00 p.m. New York City time, on a Business Day, or on the next Business day if delivered either on a day that is not a Business Day or after 12:00 p.m., New York City time.

In the event that payments under any Class A-II Certificate are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class A-II Certificate on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the retirement of any Class A-II Certificate by reason of the optional termination of either group of Mortgage Loans pursuant to Section 9.01 of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.



President                                Authorized Representative

Effective Date:  June 29, 2004

                                      EXHIBIT A

                       NOTICE OF NONPAYMENT AND DEMAND FOR
                                 INSURED PAYMENT

To:            Financial Guaranty Insurance Company
               125 Park Avenue
               New York, New York 10017
               Attention:  General Counsel

               Telephone: (212) 312-3000
               Telecopier:  (212) 312-3220

Re:
              $175,000,000   in  principal   amount  of  Mortgage   Asset-Backed
              Pass-Through    Certificates,    Series   2004-RZ2,   Class   A-II
              (collectively, the "Class A-II Certificates")

               Policy No:  04030013 (the "Surety Bond")

Distribution Date:    ________________

We refer to that certain Pooling and Servicing Agreement, dated as of June 1, 2004, by and among Residential Asset Mortgage Products, Inc., Depositor, Residential Funding Corporation, Master Servicer and JPMorgan Chase Bank, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Class A-II Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) The Trustee has determined under the Pooling and Servicing Agreement that in respect of the Distribution Date:

        (1) The Deficiency Amount on the Class A-II Certificates in respect of the Distribution Date that is due to be received on the Distribution Date specified above under the Pooling and Servicing Agreement, is equal to $_____________, consisting of

               (A) $ ___________ in respect of interest on the Class A-II Certificates, which is calculated as the amount by which:

                      (i) $____________, constituting the Accrued Certificate Interest on the Class A-II Certificates for the Distribution Date; exceeds

                      (ii) $___________, representing the Group II Available Distribution Amount on the Distribution Date; plus

               (B) $_____________ in respect of principal of the Class A-II Certificates, which is calculated as the amount by which with respect to (i) any Distribution Date that is not the Distribution Date in July 2034, the Class A-II Overcollateralization Deficiency Amount, if any, for that Distribution Date and (ii) on the Distribution Date in July

                    2034, the aggregate Certificate Principal Balance of the Class A-II Certificates (after giving effect to all distributions to be made thereon on that Distribution Date other than any portion thereof consisting of an Insured Payment payable as principal on the Class A-II Certificates).

                      [In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $______________.]

        Please be advised that, accordingly, an Insured Payment exists for the Distribution Date identified above for the Class A-II Certificates and, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment by the Insurer in the amount of $__________. This Insured Payment is payable by the Insurer under the Surety Bond.

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

     The  amount   requested  in  this  Notice  should  be  paid  to:   [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

        IN WITNESS  WHEREOF,  the Trustee has executed and delivered this Notice
of   Nonpayment   and   Demand   for   Insured   Payments   this  _____  day  of
______________________.

                                    ----------------------------------------,
                                    as Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________